Cano Health Q2 2021 Financial Supplement August 12, 2021 Exhibit 99.2

Disclaimer This presentation (“Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to Cano Health, Inc. (“Cano Health” or the “Company”). The information contained herein does not purport to be all‐inclusive, and neither the Company nor any of its affiliates, control persons, officers, directors, employees, or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness, or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and the Company’s own internal estimates and research. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source. This Presentation also contains certain financial forecast information of Cano Health and its affiliates. Such financial forecast information, which constitutes forward‐looking information, is for illustrative purposes only and includes certain estimates and assumptions about recent acquisitions and other transactions and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks, and uncertainties. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation as to the accuracy or completeness of such information or by any person that the results reflected in such forecasts will be achieved. Forward‐Looking Statements. This Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. Such forward-looking statement include, without limitation, our anticipated results of operations, including our financial guidance for the 2021 and 2022 fiscal years, our business strategies, the anticipated impact of the recent transactions on our business and future financial and operating results, the expected amount and timing of synergies from the recent transactions, our projected costs, prospects and plans, and other aspects of our operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on our results of operations and financial condition. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to our services; our ability to realize expected results with respect to patient membership, total revenue and earnings; our ability to enter into new markets and continue our growth; our ability to integrate our acquisitions and achieve desired synergies; changes in laws and regulations applicable to our business; our ability to maintain our relationships with health plans and other key payors; the impact of COVID-19 or another pandemic on our business and results of operation; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; and our ability to recruit and retain qualified team members and independent physicians. For a detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements, please refer to our filings with the Securities and Exchange Commission (the “SEC”), including the risk factors identified in the definitive Proxy Statement/Prospectus filed with the SEC on May 7, 2021 and incorporated by reference into our Super 8-K filed on June 9, 2021 and in subsequent Quarterly Reports on Form 10-Q. All information provided in this Presentation is as of the date hereof. New risks emerge from time to time and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Presentation. Non‐GAAP Financial Measures. This Presentation contains certain non-GAAP financial measures as defined by the SEC rules. These non-GAAP financial measures, such as EBITDA, Adjusted EBITDA, Adjusted EBITDA margin and [Further] Adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are in addition to, and not a substitute for, measures of financial performance prepared in accordance with GAAP. We believe these non‐GAAP measures of financial results provide useful information regarding certain financial and business trends relating to our financial condition and results of operations. Our management uses these non‐GAAP measures to compare our performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. We believe that the use of these non‐GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing our financial measures with other similar companies, many of which present similar non‐GAAP financial measures to investors. We do not consider these non‐GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non‐GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non‐GAAP financial measures. In addition, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided a reconciliation of those measures to their most directly comparable GAAP measures, in this document. However, we have not reconciled our expectations as to non-GAAP measures in future periods to their most directly comparable GAAP measure because certain costs and expenses are outside of our control or cannot be reasonably predicted. Accordingly, reconciliation is not available without unreasonable effort, although it is important to note that these factors could be material to our results computed in accordance with GAAP. You should review our financial statements filed with the SEC, and not rely on any single financial measure to evaluate our business.

Transforming patient care by delivering superior primary care services through access, quality, and wellness We are a high-touch, tech-enabled, population health management company with a powerful combination of medical centers and services making healthcare more accessible and affordable Industry-leading independent primary care provider company Technology driven population heath management Patient focused medical centers adapted to the local community + +

Expected to be operational in 8 states plus Puerto Rico by year-end Adjusted EBITDA: $25M +53% y-y 15-20 de novo centers expected in 2021 which will drive organic membership growth Q2 2021 Highlights Strong momentum enhancing long-term opportunities Medicare Capitated Membership 112K, up 54% y-y Reflects strong membership growth and operational expansion Start of Direct Contracting Entity (DCE) program 8,054 Medicare members April 1, 2021 University and small Texas acquisition Acquisitions improve growth and financial performance Enhance density in our markets, accelerating profitable growth July/August transactions continue growth momentum DMC, behavioral health services, medical practices and affiliates Provide density and scale to optimize performance Total Revenue, Membership, and Adjusted EBITDA guidance raised for both 2021 and 2022 Total Revenue: $393M +130% y-y Total Membership: 156K +57% y-y Delivering steady progress on our priorities and demonstrating success in our Build, Buy, and Manage differentiated growth strategy

Organic Growth On track to open 15-20 de novos by year end 2021; opening half by end Q3 Start of Direct Contracting Entity, or DCE, Program; Cano Health is one of 41 unique companies selected to participate in this program. DCE is an important development for value-based care and another endorsement of the innovative and sustainable nature of our care model Acquisition of practices and managed affiliates to convert patients to our value-based contracts Acquisitions & Affiliates Acquired University Health Care and its affiliates (FL) Acquired Doctor’s Medical Center (FL) Purchased a small medical practice in Corpus Christi, TX Acquired a behavioral health specialty group (FL) Acquired two medical centers in Las Vegas, NV Acquired medical practices and infrastructure managing affiliates in four states: FL, NY, NJ, and NM Accelerating Growth By Executing Our Strategy

Q2 2021 Results

Cano Health

	Q2 2021	Q2 2020	Change %
Total Membership	156,038	99,276	57%
Medicare	111,866	72,576	54%
Medicaid	25,178	16,585	52%
ACA	18,994	10,115	88%
Total Revenues	$393M	$171M	130%
Adjusted EBITDA (1)	$25M	$16M	53%
Medical Claims Expense Ratio (2)	77.0%	68.3%	(870) bps
SG&A Ratio %	11.8%	12.8%	100 bps
Adjusted EBITDA Margin %(1)(3)	6.3%	9.5%	(320) bps

Membership includes the Q2 2021 acquisition of University, and 8,054 DCE members assigned to Cano Health in Q2

Medical claims expense ratio for the second quarter 2021 was 77.0%, compared to 73.0% for the first quarter for 2021 driven primarily by the inclusion of DCE members, who we initially expect to have higher medical costs, and to a lesser extent by higher elective procedure utilization and costs related to COVID-19

SG&A Ratio continues to improve as a result of scale benefits

Adjusted EBITDA and corresponding margins are in-line with seasonal expectations, and thus we providing guidance of ~$115M for full year 2021

CanoHealth

(1) Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure. Complete quarterly reconciliations from Q1 2019 through Q1 2021 are available in the Company's S-1 SEC filing on June 25, 2021.
(2) Medical Claims Expense Ratio = Third-party Medical Costs / Capitated Revenue
(3) Adjusted EBITDA margin is defined as Adjusted EBITDA expressed as a percentage of total revenue

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Cano Health COVID-19 Case Incidence 24.0 14.3 Seven-Day Average Daily Cases Per 1,000 2020 2021 Source:Cano Health company data Seven-Day Average Daily Cases Per 1,000 Even though Florida is experiencing a record number of new COVID-19 cases, for Cano Health members, as of August 9, we have observed a 7-day daily average of 14.3 cases compared to a 7-day daily average of 24.0 cases at Cano Health’s pandemic peak in January 2021

Cano Health COVID-19 Admissions Even though Florida is experiencing a record number of new COVID-19 hospital admissions, for Cano Health members, as of August 9, we have observed a seven-day daily average of 2.0 admissions per 1,000 compared to 6.6 per 1,000 at Cano Health’s pandemic peak in July 2020 6.6 2.0 Seven-Day Average Daily Admissions Per 1,000 2020 2021 Source:Cano Health company data Seven-Day Average Daily Admissions Per 1,000

Cano Health Total vs. COVID-19 Hospital Admissions 7.5 Average Daily Total Admissions Per 1,000 Average Daily COVID-19 Admissions Per 1,000 Source:Cano Health company data For the month of August, thus far, we have observed 7.5 average daily hospital admissions per 1,000 as compared to Cano Health’s pandemic peak of 21.2 in July 2020 21.2 2020 2021 Average Monthly Hospital Admissions Per 1,000

Proven Track Record of Organic Membership Growth 82% 47% 42% 43% 36% 60% 58% 37% 43% 30% 82% 47% 71% 66% 122% 253% 201% 155% 91% 110% Inorganic Organic Consistent organic membership growth supplemented by highly accretive acquisition strategy Membership Growth(1) Note: Organic growth represents all non-acquired growth, as well as growth from consolidating our existing affiliates and acquiring small nearby practices whose patients and facilities are blended with our nearby owned medical centers (1)Membership as of period end, except for Q2 2021, which includes PF impact of completed acquisitions (~52,000 members) Pro Forma completed acquisitions Organic Growth: Total Growth:

Updated guidance now includes DCE; excludes the impact of potential acquisitions  First half 2021 medical claims expense ratio was 75.3%.  For full year of 2021, we expect a medical claims expense ratio of ~75% Full-year stock-based compensation projected to be approximately $16M - $20M Full-year interest expense projected to be ~$50M As of June 30, 2021, 477 million shares of combined Class A and Class B shares outstanding Net cash used in operating activities projected to be ~$90M for 2021 with de novo and maintenance capex in the range of $40M to $45M FY 2021 August 12, 2021 FY 2021 July 6, 2021(2) Total Membership ~215,000 205,000 – 210,000 Total Revenues ~$1.6B ~$1.5B Adjusted EBITDA (1) ~$115M ~$110M Medical Claims Expense Ratio ~75% ~74% Total Owned Medical Centers 126 - 131 121 – 126 De Novo Openings 15 – 20 15 – 20 Guidance: Full Year 2021 Cano Health (1) Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure (2) Did not include DCE membership and DCE third party medical expenses now included in the medical claims expense ratio

Guidance: Full Year 2022

Cano Health

	FY 2022 August 12, 2021	FY 2022 July 6,2021
Total Membership	275,000 - 280,000	~250,000
Total Revenues	$2.5B to $2.6B	$2,230M
Adjusted EBITDA (1)	$165M to $170M	~$150M
Total Owned Medical Centers	~185	~180
De Novo Openings	54 – 59	54 – 59

Guidance excludes the impact of potential acquisitions

2022 outlook reflects expected continued membership and revenue growth from existing and de novo medical centers, and expected enhanced revenue growth and performance of our acquisitions

The increase in our projected revenue guidance also reflects projected success converting patients in our acquired medical practices and affiliates into Cano Health value-based members

CanoHealth

(1) Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure

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Appendix

QUALITY WELLNESS ACCESS Cano@Home and Telehealth 24/7 Urgency Line Transportation Cano Life Physiotherapy Classes Care Coordination Preventive Screenings Disease Management National Care Platform… …with a Flexible Growth Model Enter new markets through select acquisitions of physician practices Expand Existing Centers De Novo Centers Existing Affiliates: Pipeline for Scale National: Access, Quality, and Wellness with a capitated Medicare payment model Operating Model: Flexible – Medical centers and Affiliates Growth Strategy:Maintain optionality – buy, build, manage – acquire, de novo, affiliates BUILD BUY MANAGE A Differentiated Value-Based Primary Care Model

How Do We Grow? …and IMPROVE… Comprehensive care management, reducing medical expense and increasing Adjusted EBITDA Documentation reflecting patient acuity and quality metrics, resulting in higher revenue Marketing, enrollment, and patient satisfaction, resulting in membership growth and higher revenue BUILD BUY MANAGE

: Enables Highly Personalized Member Experience Patient Cano Employee Physician Medical Center Services Disease Management Personalized Care Plan Wellness Programs Cano Life Complex Care Management Cano@Home Ancillary Care 24/7 Urgency Line Provider Support Rx Drug Delivery Member Engagement Transportation Population Health Platform

Near real-time data provisioning across the platform Dynamic risk stratification using third party and historical encounter data Data warehouses afford high degree of visibility into patient cohorts Data Ingestion, Aggregation and Analytics Decision Support & Cohort Management Care Coordination Sophisticated algorithms trigger actions across all clinical functions End-to-end coordination across the patient journey Comprehensive electronic auditing and quality control mechanisms Targeted clinical recommendations based on clinician input and ascribed statistical models Robust suite of proprietary templates, workflows, and alert mechanisms Track provider performance and adherence to standards : Proprietary Technology for Value-Based Care

Embedded across the Cano organization Aggregates, synthesizes and analyzes data using Cano proprietary algorithms Guides provider workflow resulting in improved clinical outcomes Generates quality and utilization reports for affiliates : Platform Enables Strong Clinical Outcomes

Note:Based on membership excluding fee for service patients as of June 30, 2021, and pro forma for acquisitions PF Membership by Product Line Members Revenue PF Capitated Revenue by Product Line (119K) (56k) (33K) ($417mm) ($66mm) ($2mm) Q2 2021 Pro Forma Business Mix Provides Both Diversity and Stability

118% CAGR Membership(1) Total Revenue Adj. EBITDA (2) 107% CAGR ($ in millions) ($ in millions) 111% CAGR Membership as of period end Adjusted EBITDA is a non-GAAP financial measure. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure Pro forma for acquisitions Cano Health’s Growth Has Been Explosive $160(3) PF Acquisitions Cano Health $1,774(3)

Non-GAAP Financial Measures Reconciliation

	($ in millions)	Q3 20	Q4 20	Q1 21	Q2 21
	Net income (loss)	**(11.0)**	**(50.4)**	**(10.5)**	**4.9**
	Interest expense, net	12.3	12.2	10.6	9.7
	Income tax expense (benefit)	0.3	0.4	0.7	(2.0)
	Depreciation and amortization expense	5.4	5.7	5.8	7.9
	EBITDA(1)	**7.0**	**(32.1)**	**6.6**	**20.6**
A	**Stock-based compensation**	0.1	0.2	0.1	3.2
B	**De novo losses**	2.0	4.3	5.5	7.0
C	**Acquisition transaction costs**	7.8	13.9	10.1	17.2
D	**Restructuring and other**	1.1	0.6	0.5	2.8
E	**Loss on extinguishment of debt**	-	23.3	-	13.2
F	**Change in fair value of embedded derivative**	5.1	7.3	-	-
G	**Change in fair value of warrant liabilities**	-	-	-	(39.2)
	Adjusted EBITDA(1) (2)	**23.1**	**17.5**	**22.8**	**24.8**

A Represents non-cash compensation charges

B Represents de novo losses incurred up to 12 months post-opening

C Represents legal and professional fees related to historical acquisitions and debt financings

D Includes one-time legal, IT, severance and various other non-recurring items

E Represents one-time costs related to debt financing

F Consists primarily of changes to an embedded derivative identified in our debt agreement

G Represents non-cash impact from change in warrant liabilities

(1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. A non-GAAP financial measure is a performance metric that departs from GAAP because it excludes earnings components that are required under GAAP. Other companies may define non-GAAP financial measures differently and, as a result, our non-GAAP financial measures may not be directly comparable to those of other companies

(2) Adjusted EBITDA is EBITDA adjusted to add back the effect of certain expenses, such as stock-based compensation expense, de novo losses (consisting of losses incurred in the twelve months after the opening of a new facility), acquisition transaction costs (consisting of transaction costs, fair value adjustments to contingent consideration, management fees and corporate development payroll costs), restructuring and other charges, loss on extinguishment of debt, and changes in fair value adjustments to an embedded derivative and to warrant liabilities. Adjusted EBITDA is a key measure used by our management to assess the operating and financial performance of our business in order to make decisions on allocation of resources

CanoHealth

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Non-GAAP LTM Further Adjusted EBITDA Reconciliation

	($ in millions)	LTM 6/30/21
	Net income (loss)	**($66.9)**
	Interest expense, net	44.8
	Income tax expense (benefit)	(0.6)
	Depreciation and amortization	24.9
	EBITDA[(1)]	**$2.1**
A	Stock-based compensation	3.5
B	De novo losses	18.8
C	Acquisition transaction costs	49.0
D	Restructuring and other	5.0
E	Loss on extinguishment of debt	36.5
F	Change in fair value of embedded derivative	12.5
G	Change in fair value of warrant liabilities	(39.2)
	Adjusted EBITDA[(1) (2)]	**$88.2**
H	Acquired Adjusted EBITDA (LTM)	71.4
	Further Adjusted EBITDA[(1) (2)]	**$159.6**

- **A** Represents non-cash compensation charges
- **B** Represents de novo losses incurred up to 12 months post-opening
- **C** Represents legal and professional fees related to historical acquisitions and debt financings
- **D** Includes one-time legal, IT, severance and various other non-recurring items
- **E** Represents one-time costs related to previously repaid debt
- **F** Consists primarily of changes to an embedded derivative in previously repaid debt agreement
- **G** Represents non-cash impact from change in warrant liabilities
- **H** Represents further adjustment for Adjusted EBITDA from completed acquisitions through August 11th, 2021

(1) EBITDA, Adjusted EBITDA, and further Adjusted EBITDA are non-GAAP financial measures. A non-GAAP financial measure is a performance metric that departs from GAAP because it excludes earnings components that are required under GAAP. Other companies may define non-GAAP financial measures differently and, as a result, our non-GAAP financial measures may not be directly comparable to those of other companies

(2) Adjusted EBITDA and further Adjusted EBITDA is EBITDA adjusted to add back the effect of certain expenses, such as stock-based compensation expense, de novo losses (consisting of losses incurred in the twelve months after the opening of a new facility), acquisition transaction costs (consisting of transaction costs, fair value adjustments to contingent consideration, management fees and corporate development payroll costs), restructuring and other charges, loss on extinguishment of debt, and changes in fair value adjustments to an embedded derivative and to warrant liabilities, and further adjustments for acquired EBITDA from completed acquisitions. Adjusted EBITDA and further Adjusted EBITDA are key measures used by our management to assess the operating and financial performance of our business in order to make decisions on allocation of resources

CanoHealth

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Members Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Medicare 17,526 18,252 23,833 31,302 38,674 72,576 72,806 74,644 75,488 111,866 Medicaid 10,091 9,852 10,332 10,215 12,834 16,585 19,169 19,314 21,801 25,178 ACA 9,840 10,115 10,792 11,749 19,606 18,994 Total Members 27,617 28,104 34,165 41,517 61,348 99,276 102,767 105,707 116,895 156,038 % Total Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Medicare 63% 65% 70% 75% 63% 73% 71% 71% 65% 72% Medicaid 37% 35% 30% 25% 21% 17% 19% 18% 19% 16% ACA - - - - 16% 10% 11% 11% 16% 12% Total Members 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% Revenue PMPM Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Medicare $1,107 $1,132 $1,241 $994 $924 $847 $1,020 $954 $1,005 $1,186 Medicaid $404 $521 $618 $460 $556 $747 $585 $606 $614 $612 ACA - - - - $26 $18 $33 $17 $44 $14 Total $846 $912 $1,039 $853 $701 $716 $837 $793 $777 $921 Membership Mix and PMPM: Q1 2019 – Q2 2021

Revenue Mix: Q1 2019 – Q2 2021 $ millions Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Medicare $57.4 $61.6 $77.4 $86.4 $106.0 $129.4 $220.6 $214.4 $225.9 334.7 Medicaid 12.4 15.9 18.5 14.3 20.9 34.0 31.3 34.7 38.6 43.7 ACA 0.0 0.0 0.0 0.0 0.8 0.6 1.1 0.6 2.5 0.8 Total Capitated Revenue 69.8 77.5 95.9 100.7 127.7 163.9 253.0 249.6 267.0 397.2 Fee-for-Service and Other Revenue 4.4 4.1 5.4 6.6 7.6 7.3 10.2 10.1 13.1 14.0 Total Revenue $74.2 $81.6 $101.3 $107.3 $135.3 $171.2 $263.2 $259.7 $280.1 $393.2 % Total Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Medicare 77% 75% 76% 81% 78% 76% 84% 83% 81% 85% Medicaid 17% 20% 18% 13% 15% 20% 12% 13% 14% 11% ACA 0% 0% 0% 0% 1% 0% 0% 0% 1% 0% Total Capitated Revenue 94% 95% 95% 94% 94% 96% 96% 96% 95% 97% Fee-for-Service and Other Revenue 6% 5% 5% 6% 6% 4% 4% 4% 5% 3% Total Revenue 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%

YoY Change Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q221 Capitated Revenue 83% 111% 164% 148% 109% 131% Fee-for-Service and Other Revenue 73% 78% 89% 53% 72% 92% Total Revenue 82% 110% 160% 142% 107% 130% Direct Patient Expense 158% 146% 175% 97% 93% 94% SG&A 65% 80% 88% 72% 66% 113% Adjusted EBITDA(1) 180% 175% 216% 86% 77% 53% Financial Summary: Q1 2019 – Q2 2021 $ millions Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Capitated Revenue $69.8 $77.5 $95.9 $100.7 $127.7 $163.9 $253.0 $249.6 $267.0 $379.2 Fee-for-Service and Other Revenue 4.4 4.1 5.4 6.6 7.6 7.3 10.2 10.1 13.1 14.0 Total Revenue 74.2 81.6 101.3 107.3 135.3 171.2 263.2 259.7 280.1 393.2 Third-Party Medical Costs 51.1 55.7 69.7 64.6 85.3 112.0 184.9 182.7 195.0 291.8 Direct Patient Expense 6.9 9.2 11.3 15.6 17.8 22.6 31.1 30.8 34.3 43.8 SG&A 12.7 12.2 14.6 19.6 21.0 21.9 27.4 33.7 34.9 46.6 Adjusted EBITDA(1) 4.6 5.9 7.3 9.4 12.9 16.2 23.1 17.5 22.8 24.8 (1)Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure; complete quarterly reconciliations from Q1 2019 through Q1 2021 are available in the Company’s S-1 SEC filing on June 25, 2021.

Margin Analysis: Q1 2019 – Q2 2021 % Total Revenue (except as noted) Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Medical Claims Expense Ratio(1) 73.2% 71.9% 72.7% 64.2% 66.8% 68.3% 73.1% 73.2% 73.0% 77.0% Direct Patient Expense (% Total Rev) 9.3% 11.3% 11.2% 14.6% 13.2% 13.2% 11.8% 11.9% 12.2% 11.1% SG&A (% Revenue) 17.1% 15.0% 14.4% 18.3% 15.5% 12.8% 10.4% 13.0% 12.5% 11.8% Adj. EBITDA(2) (% Revenue) 6.2% 7.2% 7.2% 8.8% 9.5% 9.5% 8.8% 6.7% 8.1% 6.3% YoY bp change Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Medical Claims Expense Ratio(1) (641) (354) 40 905 624 861 Direct Patient Expense (% Total Rev) 386 193 66 (268) (91) (204) SG&A (% Revenue) (159) (216) (400) (529) (306) (92) Adj. EBITDA(2) (% Revenue) 333 223 157 (202) (139) (318) Medical Claims Expense Ratio = Third-party Medical Costs / Capitated Revenue Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please refer to the reconciliation table for a reconciliation of Adjusted EBITDA to the most comparable GAAP measure; complete quarterly reconciliations from Q1 2019 through Q1 2021 are available in the Company’s S-1 SEC filing on June 25, 2021.